                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    March 4, 1998
                                                 ------------------------------


                         ADVANCED RADIO TELECOM CORP.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                             000-21091                  52-1869023
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(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


         500 108th Avenue, NE, Suite 2600, Bellevue, Washington 98004
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                         (425) 688-8700
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                                      N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS
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     On March 4, 1998 Advanced Radio Telecom Corp. issued a press release announcing its new strategy. The information contained in the press release, which is attached as the exhibit hereto, is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(C)  EXHIBITS:
     --------

     Exhibit 99. Press Release of Advanced Radio Telecom Corp. dated March 4, 1998.




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCED RADIO TELECOM CORP.


Date:     March 4, 1998                  By: /s/ Thomas M. Walker
                                             ----------------------------
                                             Thomas M. Walker
                                             Vice President and Secretary
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                                  EXHIBIT IN
             The following designated exhibits are filed herewith:


Exhibit                                                            Page Number
-------                                                            ------------
  99.        Press Release of Advanced Radio Telecom Corp.
             dated March 4, 1998.


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